UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By letter mailed on June 17, 2014 and received by Montpelier Re Holdings Ltd. (the “Company) on June 23, 2014, Mr. John D. Collins, a member of the Company’s Board of Directors (the “Board”), advised the Company of his decision to resign from the Board effective June 20, 2014. Mr. Collins has served on the Board since 2007 and was a member of the Board’s Audit and Finance Committees.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1

Letter mailed on June 17, 2014 and received by Montpelier Re Holdings Ltd. (the “Company”) on June 23, 2014, addressed to Mr. Anthony Taylor, Chairman of the Company’s Board of Directors, from John D. Collins.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

June 23, 2014	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1

Letter mailed on June 17, 2014 and received by Montpelier Re Holdings Ltd. (the “Company”) on June 23, 2014, addressed to Mr. Anthony Taylor, Chairman of the Company’s Board of Directors, from John D. Collins.